                                                                   EXHIBIT T3E.5

                         LEXINGTON PRECISION CORPORATION

                              LETTER OF TRANSMITTAL
                                       for
       Exchange of 12 3/4% Senior Subordinated Notes due February 1, 2000
             (the "Old Notes"), of Lexington Precision Corporation,
                     a Delaware corporation (the "Company")


          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
        TIME, ON OCTOBER 7, 2003 (THE "INITIAL EXPIRATION DATE"), UNLESS
                 EXTENDED BY THE COMPANY (SUCH DATE, AS EXTENDED
                  FROM TIME TO TIME, IS HEREINAFTER REFERRED TO
                           AS THE "EXPIRATION DATE").


               The Tabulating Agent, Depositary and Exchange Agent
      (in such capacities, the "Exchange Agent") for the exchange offer is:

                            WILMINGTON TRUST COMPANY

   By Certified or Registered Mail:           By Overnight Courier or Hand:

       Wilmington Trust Company                  Wilmington Trust Company
                DC-1615                               Reorg Services
            Reorg Services                         1100 North Market ST
             P.O. Box 8861                         Rodney Square North
       Wilmington, DE 19899-8861                Wilmington, DE 19890-1615
        Attention: Aubrey Rosa                    Attention: Aubrey Rosa

                                  By Facsimile:
                                  302-636-4145

                              Confirm by Telephone:
                                  302-636-6472

        This Letter of Transmittal, Old Notes being tendered for exchange, and any other required documents should be sent only to the Exchange Agent at the address listed above, and not to the Company, the Trustee (as hereinafter defined), or The Depository Trust Company.

        Please read carefully the instructions accompanying this Letter of Transmittal before completing this Letter of Transmittal.

                                   ----------

        The undersigned registered holder of the Old Notes described in Box 1 below as of the close of business on July 1, 2002 (the "Holder"), hereby tenders its Old Notes in exchange for units (the "Units"), consisting of new 12% Senior Subordinated Notes (the "New Notes") and common stock purchase warrants (the "Warrants"), upon the terms and subject to the conditions of the exchange offer (the "Exchange Offer") set forth in the accompanying offering circular supplement of the Company, dated September 18, 2003 (the "Supplement"), amending the amended offering circular of the Company, dated as of March 7, 2003 (the "Offering Circular"). Upon consummation of the Exchange Offer, each Holder that has properly tendered and not withdrawn Old Notes will receive Units, consisting of (A) New Notes in a principal amount equal to the sum of (x) the principal amount of that Holder's Old Notes properly tendered and not withdrawn in the Exchange Offer plus (y) the aggregate amount of interest accrued and unpaid on such Old Notes from August 1, 1999, through the day before the date the exchange offer is consummated, and (B) ten Warrants in respect of each $1,000 principal amount of New Notes to be issued, each Warrant entitling the Holder to purchase one share of the Company's common stock, par value $.25 per share, at a price of $3.50 per share during the period from August 1, 2005, through August 1, 2009; the Warrants will not be exercisable or detachable from the New Notes until August 1, 2005, and the New Notes and the Warrants will be transferable only as a Unit prior to that time; if all or any of the New Notes are redeemed by us prior to August 1, 2005, the Warrants attached to those New Notes will revert to us for no further consideration and will be cancelled. The New Notes will be issued pursuant to a New Indenture (as hereinafter defined) that will set forth the terms of the New Notes. The following are the most significant differences between the terms of the Old Notes and the terms of the New Notes: (i) the maturity date of the New Notes will be August 1, 2009; the maturity date of the Old Notes was February 1, 2000; (ii) interest on the New Notes will accrue from the date the exchange offer is consummated, at the rate of 12% per annum and will be payable quarterly on February 1, May 1, August 1 and November 1 of each year, commencing on February 1, 2004; interest on the Old Notes was payable semi-annually, on each February 1 and August 1, at the rate of 12 3/4% per annum, and (iii) the financial covenants contained in the New Indenture will reduce the Company's ability to pay cash dividends, repurchase capital stock, and incur additional debt compared to the financial covenants contained in the Old Indenture (as hereinafter defined). The undersigned understands that, (a) if the conditions set forth in the Offering Circular, including the condition that at least 99% of the aggregate outstanding principal amount of the Old Notes shall have been tendered, are met, the Exchange Offer will be consummated and the Company will enter into a new indenture (the "New Indenture") with Wilmington Trust Company (the "Trustee") governing the New Notes, (b) if the Exchange offer is consummated and 100% of the aggregate outstanding principal amount of Old Notes is tendered, the indenture dated as of August 1, 1993, between the Company and The Bank of New York, as successor to IBJ Whitehall Bank & Trust Company, as trustee, pursuant to which the Old Notes were issued (the "Old Indenture"), will be terminated, (c) if the Exchange Offer is consummated and less than 100% of the aggregate outstanding principal amount of Old Notes is tendered, the Old Indenture will not be cancelled and untendered Old Notes will remain outstanding and in default, and (d) if less than 99% of the aggregate outstanding principal amount of the Old Notes is tendered or any of the other conditions to the consummation of the Exchange Offer are not met, the New Indenture will not be executed and the Exchange Offer will not be consummated.

        In the event of any inconsistency between this Letter of Transmittal and the Supplement or the Offering Circular, the Supplement or the Offering Circular, as the case maybe, shall govern, and in the case of any conflict between the Supplement and the Offering Circular, the Supplement shall govern.

        The Holder hereby represents and warrants that the Holder has read and agrees to all of the terms and conditions of the Supplement and the Offering Circular, has full power and authority to deliver the Letter of Transmittal and tender the Old Notes being exchanged hereby, and by reason of the Holder's business or financial experience or the business or financial experience of the Holder's professional advisors (who are not affiliated with or compensated by the Company or any affiliate or selling agent of the Company) can be reasonably assumed to have the capacity to protect its own interests in connection with the Exchange Offer and to make the representations and warranties set forth herein. The Holder also represents and warrants that it has full power and authority to tender, exchange, sell, assign, and transfer the Old Notes tendered herewith and that, when the same are accepted for exchange, the Company will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances, and that the Old Notes tendered herewith are not subject to any adverse claims or proxies. The Holder will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to make valid delivery of this Letter of Transmittal or to complete the exchange, assignment, and transfer of the Old Notes tendered herewith.

        All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the Holder and any obligation of the Holder hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the Holder. The terms of this Letter of Transmittal shall survive the completion of the Exchange Offer.

        A valid delivery of this Letter of Transmittal pursuant to the procedures described in the Offering Circular and in the instructions hereto will constitute (i) the Holder's acceptance of the terms and conditions of the Exchange Offer, (ii) a binding agreement between the Holder and the Company upon the terms and subject to the conditions of the Supplement and the Offering Circular (as amended by the Supplement), and (iii) the agreement and confirmation of the Holder that any delivery of Old Notes by the Holder previously made by the Holder in connection with the Exchange Offer (including, without limitation, prior to the amendment of the terms of the Exchange Offer pursuant to the Supplement) shall constitute delivery of such Old Notes pursuant to this Letter of Transmittal and the terms of the Exchange Offer. The Holder executing this Letter of Transmittal (or delivering an agent's message in lieu thereof) recognizes that the Company has the right to amend, extend, or terminate any of the terms and conditions of the Exchange Offer and that certain conditions set forth in the Offering Circular (as amended by the Supplement) must be satisfied before the Exchange Offer can be consummated. These conditions include, among others, the condition that at least 99% of the aggregate outstanding principal amount of the Old Notes must have been validly tendered for exchange in the Exchange Offer and not withdrawn. In the event that such conditions are not satisfied, the Exchange Offer will not be consummated and the Company will return to the delivering Holders all Old Notes previously tendered promptly after the Expiration Date.

        The Holder executing this Letter of Transmittal also understands that, unless otherwise indicated, the Units, consisting of Warrants and New Notes shall be issued in the name of the registered Holder of the Old Notes and shall be mailed to the name and address indicated in

Box 1 below. Units, consisting of Warrants and New Notes being issued in connection with Letters of Transmittal delivered and Old Notes tendered by participants in The Depository Trust Company ("DTC") pursuant to an agent's message will be credited to the participant's account maintained at DTC. If Units, consisting of Warrants and New Notes are to be sent to an address other than indicated in Box 1, then Box 2 should be completed. The name(s) and address(es) of the registered holder(s) of the Old Notes tendered herewith should be printed in Box 1 below, if they are not already set forth therein, as they appear on the certificates representing such Old Notes. The certificate number(s) and the aggregate principal amount of such Old Notes being tendered should also be indicated in Box 1 below.

        The undersigned understands that the delivery of this Letter of Transmittal and the tender of Old Notes pursuant to any of the procedures described under "Procedures for Tendering Old Notes" in the Supplement and in the instructions hereto will, upon the Company's acceptance of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Supplement and the Offering Circular (as amended by the Supplement).

        The Exchange Offer is subject to certain conditions as set forth in the Offering Circular under the caption "The Exchange Offer-Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived only as disclosed in the Offering Circular (as amended by the Supplement)), as more particularly set forth in the Offering Circular (as amended by the Supplement), the Company may not be required to exchange any of the Old Notes tendered herewith and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown in Box 1.

        The undersigned understands that the delivery and surrender of the Old Notes is not effective until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, and such determination shall be final and binding.

                                   ----------

        THIS LETTER OF TRANSMITTAL CONTAINS IMPORTANT INFORMATION THAT SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE EXCHANGE OFFER.

        THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF OLD NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. HOWEVER, THE COMPANY MAY, IN ITS SOLE DISCRETION, TAKE SUCH ACTION AS IT DEEMS NECESSARY TO MAKE THE EXCHANGE OFFER IN ANY SUCH JURISDICTION, AND EXTEND THE EXCHANGE OFFER TO HOLDERS OF NOTES IN SUCH JURISDICTION.

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF THE COMPANY THAT IS NOT CONTAINED IN THE OFFERING CIRCULAR (AS AMENDED BY THE SUPPLEMENT) OR IN THIS LETTER OF TRANSMITTAL AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON.

                                               BOX 1
                              DESCRIPTION OF OLD NOTES BEING TENDERED
                                        (See Instruction 1)
------------------------------------ ---------------------------------- --------------------------
   Name(s) and address(es) of        Certificate numbers                Principal amount
   registered Holder(s) exactly      (attach list if necessary)
   as they appear on the Old Notes
------------------------------------ ---------------------------------- --------------------------

                                     ---------------------------------- --------------------------

                                     ---------------------------------- --------------------------

                                     ---------------------------------- --------------------------

----------------------------------------------------------------------- --------------------------
   Total principal amount of Old Notes being tendered
----------------------------------------------------------------------- --------------------------

                                               BOX 2
                            DELIVERY INSTRUCTIONS FOR UNITS CONSISTING
                                     OF NEW NOTES AND WARRANTS
                                        (See Instruction 5)
--------------------------------------------------------------------------------------------------
                            PLEASE CHECK ONE OF THE FOLLOWING OPTIONS:
    ------     Send Units in registered form to address listed in Box 1, above
    ------     Send Units by book-entry transfer (complete Box 2(a))
    ------     Send Units in registered form to address other than that listed in Box 1
               (complete Box 2(b))

------------------------------------------------   -----------------------------------------------
                        BOX 2(a)                                      BOX 2(b)
------------------------------------------------   -----------------------------------------------
Please deliver Units, in book-entry form to:       Please send Units, in registered form, to:

Broker Name: ___________________________________
                                                   Address: ______________________________________
Broker Address: ________________________________
                                                            ______________________________________
                ________________________________
                                                            ______________________________________
Routing DTC #: _________________________________

Account Name: __________________________________

Account #:______________________________________

                                               BOX 3
                                           SIGNATURE(S)
                                    (See Instructions 2 and 3)
--------------------------------------------------------------------------------------------------

________________________________________________     _____________________________________________
Name of Registered Holder of Old Notes               Signature of Holder

________________________________________________     _____________________________________________
Name of Registered Holder of Old Notes (if more      Signature of Holder (if more than one)
  than one)

Tax Identification
 or Social Security Number: ____________________

Capacity (Full Title) __________________________

Address: _______________________________________

         _______________________________________

Area Code and Telephone Number: ________________

Dated: _________________________________________

MEDALLION GUARANTEE OF SIGNATURE(s)
(If required by Instruction 3)

Name: ___________________________________________________________

Authorized Signature: ___________________________________________

Title: __________________________________________________________

Name of Institution: ____________________________________________

Address: ________________________________________________________

         ________________________________________________________

Area Code and Telephone Number: _________________________________

Dated: __________________________________________________________

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

        Please do not send Letters of Transmittal or Old Notes being tendered herewith directly to the Company. Your Letter of Transmittal and Old Notes being tendered herewith should be delivered to the Exchange Agent, at the addresses indicated on the first page hereof.

                1.      TENDER OF OLD NOTES

        This Letter of Transmittal is to be completed by Holders of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the Holder of such Old Notes) to tender their Old Notes in the Exchange Offer, and receive New Notes in exchange for such Holders' Old Notes validly tendered, including all accrued and unpaid interest thereon. All Holders must properly complete Box 1.

        Holders delivering Letters of Transmittal for which signatures are required to be guaranteed must also complete Box 3. See Instruction 3.

        Holders may also deliver their Letters of Transmittal and Old Notes being tendered herewith by book-entry transfer to the Exchange Agent's account at DTC in accordance with DTC's automated tender offer program and by complying with applicable automated tender offer program procedures with respect to the Exchange Offer. DTC participants that are delivering Old Notes and accepting Units consisting of Warrants and New Notes in consideration and exchange therefor should transmit their Letters of Transmittal to DTC, which will execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "agent's message") to the Exchange Agent for its acceptance in which the Holder of the Old Notes being tendered acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms, on behalf of itself and the beneficial owners of such Old Notes being tendered, all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and to such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message.

                2.      SIGNATURES OF TENDERING HOLDERS

        In order to validly complete and deliver this Letter of Transmittal, Box 3 must be properly completed. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes that are being tendered herewith, the signature(s) must correspond to the name(s) as written on the face of such Old Notes without alteration, addition, or any change whatsoever.

        If any of the Old Notes that are being tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any Old Notes that are being tendered are registered in different names on several Certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of Old Notes.

        If this Letter of Transmittal is being signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such person's authority to so act.

                3.      GUARANTEE OF SIGNATURES

        No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by a firm that is an Eligible Institution, as defined in the Offering Circular.

        In all other cases, an Eligible Institution must provide a medallion guarantee of signature(s) in Box 3 of this Letter of Transmittal.

                4.      INADEQUATE SPACE

        If the space provided in Box 1 is inadequate, the Certificate number(s) and/or the principal amount of Old Notes being tendered and any other required information should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

                5.      DELIVERY OF UNITS

        Unless otherwise indicated in Box 2, the undersigned hereby directs that the Units be issued in the name(s) of the undersigned and delivered to the address listed in Box 1, above, or, in the case of delivery of this Letter of Transmittal by an agent's message, that the delivery of the Units be credited to the participant's account at DTC. If Units are to be delivered by book-entry transfer to an account at DTC other than the account from which the Letter of Transmittal was delivered, then Box 2(a) of this Letter of Transmittal must be properly completed. If Units are to be delivered to the Holder at an address other than that shown above in Box 1, then Box 2(b) of this Letter of Transmittal must be properly completed.

                6.      WITHDRAWAL RIGHTS

        Except as otherwise provided herein, Letters of Transmittal and validly tendered Old Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the front cover hereof prior to the Expiration Date. Any such notice of withdrawal must:

        (1) specify the name of the person having tendered the Old Notes that are being withdrawn,

        (2) identify, by certificate number(s) and principal amount, the Old Notes that are being withdrawn,

        (3) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees), and

        (4)     be in form satisfactory to the Company.

        All questions as to the validity, form, and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, and such determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Letters of Transmittal that have been properly delivered but are withdrawn will be returned to the Holder, together with the Old Notes that were tendered but are being withdrawn, without cost to such Holder, promptly after the Expiration Date.

                7.      DETERMINATION OF VALIDITY

        The Company will determine, in its sole discretion, all questions as to the form of documents and the validity, eligibility (including time of receipt), and acceptance of delivered Letters of Transmittal, and such determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders of Old Notes or deliveries of Letters of Transmittal determined by it not to be in proper form or the acceptance of which, in the view of counsel to the Company, may be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any defects or irregularities in the tender of Old Notes or the delivery of Letters of Transmittal or to waive any of the conditions of the Exchange Offer set forth in the Offering Circular.

        The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

                8.      QUESTIONS, REQUESTS FOR ASSISTANCE, AND ADDITIONAL
                        COPIES

        Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Supplement, the Offering Circular and the Letter of Transmittal may be obtained from the Exchange Agent.

                9.      STOCK TRANSFER TAXES

        Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes, as a part of the Units, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Old Notes in connection with the Exchange Offer, then the amount of any such tax (whether imposed on the registered Holder or any other persons) is payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such taxes will be billed directly to such tendering Holder.

                10.     28% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9

        For U.S. Federal income tax purposes, each Holder is required, unless an exemption applies, to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 (Box 4 of this Letter of Transmittal), and to certify, under penalty of perjury, that such number is correct and that such Holder is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty.

        Part 3 of the Substitute Form W-9 (Box 4) may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If Part 3 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number on Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

        The Holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered owner of the Old Notes being tendered hereby or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes being tendered hereby. If the Old Notes being tendered herewith are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        If the tendering Holder is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8BEN certifying foreign status. A copy of the Form W-8BEN may be obtained from the Exchange Agent. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

        Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                                                         BOX 4
------------------------------------------------------------------------------------------------------------------------------
                                         PAYOR'S NAME: Wilmington Trust Company
------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                         Name (if joint names, list first and circle
                                   the name of the person or entity whose number
                                   you enter in Part 1 below. See instructions
                                   if your name has changed)
                                   -------------------------------------------------------------------------------------------
Form W-9                           Address
                                   -------------------------------------------------------------------------------------------
                                   City, State and Zip Code
                                   -------------------------------------------------------------------------------------------
Department of the Treasury         List account number(s) here (optional)
Internal Revenue Service
                                   -------------------------------------------------------------------------------------------
                                   Part 1 - PLEASE PROVIDE YOUR TAXPAYER                        Social Security Number or
                                   IDENTIFICATION NUMBER ("TIN") IN THE BOX AT                              TIN
                                   RIGHT AND CERTIFY BY SIGNING AND DATING
                                   BELOW.
                                   -------------------------------------------------------------------------------------------
                                   Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

                                                                                               Not subject to withholding [ ]
---------------------------------- -------------------------------------------------------------------------------------------
Payor's Request for TIN            CERTIFICATION - UNDER THE PENALTIES OF PERJURY,                     Part 3--
                                   I CERTIFY THAT:

                                   (1) The number shown on this form is my
                                   correct taxpayer identification number;                          Awaiting TIN[ ]

                                   (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the Internal Revenue
                                   Service has notified me that I am no longer subject to backup withholding; and

                                   (3) I am a United States person (including a
                                   United States resident alien).

                                   Signature: ___________________________  Date: ___________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments made to me on account of the Old Notes tendered hereby shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature: __________________________           Date: _____________________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

A. TIN--The Taxpayer Identification Number for most individuals is their social security number. Refer to the following chart to determine the appropriate number:

                                                                GIVE THE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                       NUMBER OF:
--------------------------------------------------------------- ---------------------------------------------------
1.   Individual                                                 The individual
2.   Two or more individuals                                    The actual owner of the account or, if combined
     (joint account)                                            funds, the first individual on the account (1)
3.   Custodian account of a minor (Uniform Gift to Minors Act)  The minor(2)
4.   a. Revocable savings trust (grantor is also trustee)       The grantor-trustee(1)
     b. So-called trust account that is not a legal or valid    The actual owner(1)
     trust under State law
5.   Sole proprietorship                                        The owner(3)
6.   A valid trust, estate or pension trust                     Legal entity(4)
7.   Corporate                                                  The corporation
8.   Association, club, religious, charitable, educational      The organization
     or other tax exempt organization
9.   Partnership                                                The partnership
10.  A broker or registered nominee                             The broker or nominee
11.  Account with the Department of Agriculture                 The public entity

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's name and social security number.
(3) Show the individual's name. You may also enter your business name or "doing business as" name.
You may use either your Social Security number or your employer identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. EXEMPT PAYEES--The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part 3 of the form, sign and date the form.

        For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) a real estate investment trust; (10) an entity or person registered at all times during the tax year under the Investment Company Act of 1940; (11) a common trust fund operated by a bank under section 584(a); and (12) a financial institution.

C. OBTAINING A NUMBER

        If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE

        Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes.

        Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E. PENALTIES

        (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

        (3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (4) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.